ACCOUNTS PAYABLE AND OTHER (Tables)	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of accounts payable and other

	As of
US$ MILLIONS	Dec. 31, 2020	Dec. 31, 2019
Current:
Accounts payable	$84	$90
Accrued & other liabilities	265	256
Deferred revenue(1)	156	141
Total current	$505	$487

Non-current:
Deferred revenue(1)	$76	$65
Provisions & other liabilities	20	25
Total non-current	$96	$90

(1)Deferred revenue relates primarily to cash contributions from third parties to build future natural gas and electricity connections at our company’s U.K. regulated distribution operation. The deferred revenue is recorded on receipt of cash payments and recognized as revenue as services are rendered over the life of the connections arrangement. Of the deferred revenue outstanding at December 31, 2020, 68% is estimated to be realized during 2021, 5% during 2022, 5% during 2023 and 22% will be realized in more than 3 years.